October 26, 2026

Ave Maria Mutual Funds

Supplement to the Prospectus

Dated April 30, 2026

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria Undiscovered Fund (AVEUX)

Ave Maria Value Fund (AVEMX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Value Focused Fund (AVERX)

Ave Maria Bond Fund (AVEFX)

Important Information for Shareholders in the

Ave Maria Rising Dividend Fund:

The following changes to the portfolio management team for the Ave Maria Rising Dividend Fund (the “Fund”) will become effective October 31, 2026:

Brandon S. Scheitler will no longer serve as the Fund’s lead portfolio manager and George P. Schwartz, CFA, will no longer serve as the co-portfolio manager. The Fund will be managed by Timothy S. Schwartz, CFA, as lead portfolio manager, and Ryan M. Kuyawa, CFA, as co-portfolio manager.

Accordingly, effective October 31, 2026, the disclosure under Management of the Fund - Portfolio Managers in the Fund’s Risk/Return Summary and Portfolio Managers in Operation of the Funds is revised as follows.

RISK/RETURN SUMMARY - Management of the Fund – PORTFOLIO MANAGERS (Page 16)

Timothy S. Schwartz, CFA, is the lead portfolio manager, and Ryan M. Kuyawa, CFA, is the co-portfolio manager of the Ave Maria Rising Dividend Fund.

•	Timothy S. Schwartz, CFA, President and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”), has acted as lead portfolio manager of the Fund since October 31, 2026.

•	Ryan M. Kuyawa, CFA, Portfolio Manager of the Adviser, has acted as co-portfolio manager of the Fund since October 31, 2026.

OPERATION OF THE FUNDS - Portfolio Managers (Page 95-96)

Each Fund’s portfolio manager(s) are responsible for the day-to-day execution of investment policy, portfolio management, and investment research for their managed Fund(s). The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of their managed Funds. The business experience of each portfolio manager is described below.

George P. Schwartz, CFA, co-portfolio manager of the Ave Maria Value Focused Fund, has been the Executive Chairman of the Adviser for more than 30 years and served as Chief Executive Officer of the Adviser until December 31, 2023.

Timothy S. Schwartz, CFA, lead portfolio manager of the Ave Maria Value Fund, the Ave Maria Value Focused Fund, and the Ave Maria Rising Dividend Fund, joined the Adviser in 1998 and currently serves as President and Chief Executive Officer.

Brandon S. Scheitler, lead portfolio manager of the Ave Maria Bond Fund, joined the Adviser in 2007 and currently serves as Senior Vice President and Chief Investment Officer.

Chadd M. Garcia, CFA, sole portfolio manager of the Ave Maria Growth Focused Fund and co-portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2014 and currently serves as Vice President and Portfolio Manager.

Adam P. Gaglio, CFA, lead portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2013 and currently serves as Vice President and Portfolio Manager.

Ryan M. Kuyawa, CFA, lead portfolio manager of the Ave Maria Undiscovered Fund and co-portfolio manager of the Ave Maria Value Fund and the Ave Maria Rising Dividend Fund, joined the Adviser in 2019 and currently serves as Portfolio Manager.

Anthony W. Gennaro Jr., CFA, CPA, lead portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2019 and currently serves as Vice President and Portfolio Manager.

Sean C. Gaffney, CFA, co-portfolio manager of the Ave Maria Undiscovered Fund and the Ave Maria World Equity Fund, joined the Adviser in 2020 and currently serves as Portfolio Manager.

James T. Peregoy, CFA, co-portfolio manager of the Ave Maria Undiscovered Fund and the Ave Maria Bond Fund, joined the Adviser in 2021 and currently serves as Portfolio Manager and Head Trader.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 26, 2026

SCHWARTZ INVESTMENT TRUST

Supplement to the Statement of Additional Information Dated April 30, 2026

This Supplement supersedes and replaces the September 24, 2026 Supplement.

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria Undiscovered Fund (AVEUX)

Ave Maria Value Fund (AVEMX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Value Focused Fund (AVERX)

Ave Maria Bond Fund (AVEFX)

Effective October 31, 2026, the Ave Maria Rising Dividend Fund (the “Fund”) is managed by Timothy S. Schwartz, CFA, as lead portfolio manager, and Ryan M. Kuyawa, CFA, as co-portfolio manager. Accordingly, the following disclosure in the Portfolio Managers section of the Statement of Additional Information is revised as follows:

Portfolio Managers (Page 38)

The portfolio managers for the Fund are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Managed Accounts (as of September 30, 2026)
Ave Maria Rising Dividend Fund
Type of Account		Total Number of Other Managed Accounts	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 3	$ 627.0 million $ 0 $ 4.0 million	0 0 0	$ 0 $ 0 $ 0
Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	1 0 0	$ 141.1 million $ 0 $0	0 0 0	$ 0 $ 0 $ 0

Ownership of Fund Shares (pages 40-41)

The following table indicates the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2026.

Ave Maria Rising Dividend Fund	Timothy S. Schwartz, CFA $100,001- $500,000	Ryan Kuyawa, CFA None

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Effective September 24, 2026, the disclosure in the section “Potential Conflicts of Interest“ on page 40 of the Statement of Additional Information, which describes any material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund(s) and the management of other accounts, is replaced in its entirety with the following:

Potential Conflicts of Interest. The Adviser manages the Funds alongside other accounts, including private client accounts, and the Adviser’s 401(k) retirement plan account for the benefit of its employees (“401k Account”). As a result, potential conflicts of interest may arise because the Adviser may have a direct or indirect financial interest in certain accounts that differ from the interests of the Funds and their shareholders. Conflicts of interest may also arise when the same security is purchased or sold for multiple accounts or when investment opportunities are limited.

The Adviser has adopted policies and procedures designed to address these potential conflicts of interest and to prevent any account in which the Adviser or its employees may have an interest from being favored over a Fund. The Adviser’s 401k Account is treated as an “inside account” and may not trade a security on the same day a Fund is trading the same security, or is considering or planning to trade that security. In addition, the Adviser maintains trade allocation aggregation and personal trading procedures designed to ensure that investment opportunities are allocated fairly and that the interests of the Funds and their shareholders are placed ahead of the personal interest of the Adviser and its employees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE